Consolidated Balance Sheets (Parenthetical) (Preferred Stock, USD $)	Dec. 31, 2013	Dec. 31, 2012
Stockholders' equity (deficit):
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001
Preferred stock, authorized shares	500,000	500,000
Preferred stock, issued shares	0	0
Preferred stock, outstanding shares	0	0